UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-06041

The Central Europe and Russia Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The Central Europe and Russia Fund, Inc. (the "Fund") is a non-diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "CEE." The Fund seeks long-term capital appreciation primarily through investment in equity or equity-linked securities of issuers domiciled in Central Europe and Russia. It is advised and administered by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published weekly in the New York Stock Exchange Composite Transactions section of certain newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our web site: www.ceefund.com.

There are three closed-end funds investing in European equities advised and administered by wholly-owned subsidiaries of the Deutsche Bank Group:

•  The Central Europe and Russia Fund, Inc.—investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe and Russia (with normally at least 80% in securities of issuers in such countries).

•  The European Equity Fund, Inc.—investing primarily in equity or equity-linked securities of companies domiciled in countries utilizing the euro currency (with normally at least 80% in securities of issuers in such countries).

•  The New Germany Fund, Inc.—investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

The Central Europe and Russia Fund, Inc. is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The Central Europe and Russia Fund, Inc.

Annual Report

October 31, 2012

The Central Europe and Russia Fund, Inc.
LETTER TO THE SHAREHOLDERS

Dear Shareholder,

The Central Europe and Russia Fund delivered a total return in U.S. dollars (USD) of 2.97% in market price terms and 2.63% in net asset value terms for the full-year period ended October 31, 2012. The Fund's benchmark, the MSCI Emerging Markets Europe Index, returned 2.06% during the same period.1

The best-performing emerging European market, by a wide margin, was Turkey, rising over 30% in local terms during the year ended October 31, 2012. The Turkish lira remained fairly stable over the period, weakening only 1.2% against the USD. After a brief market correction that was triggered by ongoing concerns over high current account and trade balance deficits, accompanied by a slowing economy in the last two months of 2011, the Turkish equity market has seen steady demand since the middle of January 2012. The economy contracted briefly during the first calendar quarter of the year, then reaccelerated, posting 1.8% quarter-on-quarter GDP growth for the second calendar quarter of the year. The rebound, which continued at a slower pace into the third calendar quarter, was driven by buoyant exports. Household and investment spending remained contracted and kept imports broadly flat.

While the Fund was marginally underweight in Turkey for most of the year, good stock selection within the country resulted in outperformance and contributed positively to the Fund's returns. Overall, on an absolute basis over the past one-year period ended October 31, 2012, the Fund's stock picks in each of the five core countries (Russia, Turkey, Poland, Hungary and the Czech Republic) outperformed their respective country benchmarks. The strongest relative return came from Russia, the Fund's biggest country weighting, making up 68% of the net asset value

("NAV") at period-end, while the weakest relative return came from the Czech Republic, which represented only 3% of the portfolio. The Fund enters the fourth calendar quarter of 2012 with a 7.4% overweight in Russia, significantly higher than the 1.1% overweight seen at the end of Q2 2012. Historically, the fourth quarter is the seasonally strongest quarter for the Russian market.

From a sector perspective, the largest positive contribution to the yearly return came from the Fund's holdings in financials, specifically from its investments in diversified banks and from life and health insurance sector investments in Turkey and Poland. The telecommunication services sector also performed very well and displayed the desired defensive characteristics during periods of greater uncertainty. The largest negative contribution to return on a relative basis came from the energy and industrials sectors. Sectors currently overweight in the Fund include telecommunication services, materials, information technology and financials; these are funded by underweights in energy, utilities and consumer staples.2 Currencies vs. the U.S. dollar (USD) closed the fiscal year ended October 31, 2012 at mostly the same levels as a year ago, with the biggest detractors being the Russian ruble and Czech koruna, which depreciated 3.5% and 7.3%, respectively.

It is not unusual for the Fund's cash position to change from time to time to reflect investment opportunity, ranging from a high of 6.7% as of December 30, 2011 to a low of 0.90% as of September 30, 2012. While the Fund held more cash than normal at the beginning of the year, the Fund's cash allocation was reduced by 5.3% over the third calendar quarter to achieve full investment. The cash was mostly invested in the materials sector (primarily in Russia), and to a lesser extent in the energy (LUKOIL, Russia) and consumer

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.ceefund.com

LETTER TO THE SHAREHOLDERS (continued)

discretionary (M Video, Russia) sectors. Portfolio management added to the Fund's gold exposure by increasing weightings in Russian gold miners, Polymetal International and Polyus Gold International. Given the aggressive step taken by the U.S. Federal Reserve Board (the Fed) to undertake open-ended quantitative easing (QE) and the high probability of the European Central Bank (ECB) also printing money by embarking on some form of quantitative easing, portfolio management expects the price of gold to move higher over the next few quarters, providing a boost to gold-mining stocks overall.3 As a result of the sizeable, above-benchmark allocation to Russia, the Fund holds relative underweights in each of the other core markets. The largest underweight is in Poland, followed by Turkey, Hungary and a nearly neutral position in the Czech Republic. All in all, the portfolio should be positioned for the ongoing rally to continue through the end of 2012.

Fund's Market Price and NAV

The Fund's discount to net asset value averaged 9.38% for the full year in review, compared with 9.33% for the same period a year earlier.

Economic Outlook

With the start of the final calendar quarter of 2012, renewed optimism surrounding global equity markets has returned. Reasons for this optimism are expected to remain and include 1) excess liquidity that should continue to prove supportive as central banks (most importantly, the Fed, the ECB, Bank of Japan and Bank of England) are easing, mitigating the downside risks of recession and further crisis; 2) global growth forecasts appear to have bottomed out and are expected to improve in 2013 versus 2012; 3) investor positioning (overall risk appetite) is estimated by portfolio management to continue to be one standard deviation below its norm and the majority of long-term investors still seem significantly underweight in equities; 4) equity valuations remain low relative to their own history and other asset classes (i.e. fixed income), given the low interest rate environment across much of the globe; and 5) the pace of earnings downgrades appears to be slowing, at least temporarily.

For emerging markets (EM), one positive is that EM bond yields are at new all-time lows and well supported by the strong flows into EM debt funds that have been present all year. Conversely, emerging-equity markets are well off their previous highs and EM equity funds have only recently seen significant net inflows. We expect that the combination of a somewhat stronger growth outlook, coupled with the reduced probability of occurring downside risks, could lead to higher investor risk tolerance. This could encourage EM debt investors to switch part of their assets into EM equities. Such a positive scenario would likely prompt global asset allocators to increase exposure to EM equities, which have been among the worst-performing asset classes year-to-date. Counterbalancing somewhat the positive influences of the central banks' policy actions and other forms of stimulus highlighted above are lingering concerns whether any growth exhibited by the global economy is sustainable. The most pronounced of these concerns is the possibility of a renewed recession in Europe 2013 and the spillover impact that it would have on the United States and emerging-market economies, particularly in emerging Europe and China.

In emerging Europe, the economies of the region remain fragile, with the Czech Republic and Hungarian economies actually shrinking in Q2 2012 and posting weak data in the

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.ceefund.com

LETTER TO THE SHAREHOLDERS (continued)

third quarter. In contrast, the three largest economies of the region (Russia, Turkey and Poland) continue to grow, though at a slower pace. This sluggishness in the economic environment within the region and the rest of the world remains a concern and is leading to a steady flow of downgrades to 2012 and 2013 earnings estimates for numerous emerging European stocks. The third quarter earnings season may well prove to be weak by historical standards for emerging Europe and globally. However, we believe that weak earnings should be at least partially discounted by investors, given the above-average number of negative preannouncements and cautious commentaries coming from corporate leaders around the world. Heading into the final three months of the year, the Central Europe and Russia Fund should maintain a high level of investment.

As previously announced, effective February 1, 2012, the Fund's non-fundamental policy limiting its investments in securities of issuers domiciled in Russia was changed to increase the limit on such investments from 66 2/3% to 75% of the Fund's total assets.

On November 30, 2012 at the conclusion of the Fund's twelve week, Tender Offer Measurement period, shares of common stock of The Central Europe and Russia Fund, Inc. traded at an average discount to net asset value (NAV) of 10.18%. Under the terms of the Program, the Fund is required to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period. Therefore, the Fund will conduct a tender offer for up to 5% of its outstanding shares at a price equal to 98% of NAV. For additional details concerning the Fund's repurchase program, please visit the web site at www.ceefund.com.

We are pleased to announce that, effective December 1, 2012, Odeniyaz Dzhaparov joined the Fund's portfolio management team in Frankfurt. He brings the team a wealth of knowledge about Russia and Eastern Europe. Mr. Dzhaparov succeeds Robert Kalin who recently left the team after many years of distinguished service.

Sincerely,

Christian Strenger Chairman	Rainer Vermehren Lead Portfolio Manager	W. Douglas Beck President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1  The MSCI Emerging Markets Europe Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the emerging-market countries of Europe. Index returns assume reinvested dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.

2  "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark, while "underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark.

3  Quantitative easing is a government monetary policy often used when interest rates are at or near zero. With this policy government or other securities are purchased from the market, causing the price of the securities purchased to rise and the yield or interest rates on the securities purchased to fall. For the companies whose bonds the central banks are willing to purchase, it means having to pay lower interest rates on new bonds issued to replace existing bonds that have matured. With lower borrowing costs, the central banks hope that it encourages consumers to spend more, thus helping the overall economy, and improving the balance sheets for the companies providing the goods and services on which consumers are spending their money.

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.ceefund.com

PERFORMANCE SUMMARY AS OF OCTOBER 31, 2012

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.ceefund.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the years ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value(a)	2.63%	(12.43)%	24.70%	53.78%	(61.27)%
Market Value(a)	2.97%	(12.68)%	27.72%	68.05%	(65.28)%
MSCI Emerging Markets Europe Index(b)	2.06%	(9.99)%	19.52%	44.71%	(60.53)%

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
(b)  The MSCI Emerging Markets Europe Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the emerging-market countries of Europe.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses and it is not possible to invest directly into an index.

Investments in funds involve risks, including the loss of principal.

This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

Closed-end funds, unlike open-end funds, are not continuously offered. Shares, once issued, are traded in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

The Fund has elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the "Act") for the fiscal year ended October 31, 2012 and intends to elect to be subject to the Act for the fiscal year ending October 31, 2013. This election allows investors based in Germany to invest in the Fund without adverse tax consequences.

FUND FACTS AND DIVIDEND AND CAP GAIN DISTRIBUTIONS AS OF OCTOBER 31, 2012

FUND FACTS:

Net Assets	$477,404,133
Shares Outstanding	13,132,942
Net Asset Value (NAV) Per Share	$36.35

OTHER INFORMATION:

NYSE Ticker Symbol	CEE
NASDAQ Symbol	XCEEX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annual Expense Ratio (10/31/12)	1.19%

Fund statistics and expense ratio are subject to change. Distributions are historical, will fluctuate and are not guaranteed.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:*

Record Date	Payable Date	Ordinary Income	ST Capital Gain	LT Capital Gain	Total Distribution
12/30/11	01/27/12**	$0.3710	$0.0000	$2.1150	$2.4860
12/31/10	01/28/11**	$0.2640	$0.0000	$0.0000	$0.2640
12/31/09	01/28/10**	$0.6506	$0.0000	$0.0000	$0.6506
12/15/08	12/31/08	$0.0702	$0.0000	$0.0000	$0.0702
12/21/07	12/31/07	$0.9477	$0.4648	$8.8442	$10.2567
12/21/06	12/28/06	$0.5840	$1.9400	$2.9920	$5.5160
12/20/05	12/30/05	$0.3300	$0.2150	$2.5070	$3.0520
12/22/04	12/31/04	$0.1700	$0.0000	$0.0000	$0.1700
12/22/03	12/31/03	$0.2200	$0.0000	$0.0000	$0.2200
11/19/01	11/29/01	$0.1000	$0.1300	$0.0000	$0.2300

  *  This Fund posts estimated capital gain information to its web site www.ceefund.com.

**  Although this distribution was payable in January, it may have been taxable in the prior year.

SECTOR DIVERSIFICATION AS OF OCTOBER 31, 2012 (As a % of Equity Securities)

Energy	33.6%
Financials	27.7%
Materials	15.0%
Telecommunication Services	11.5%
Consumer Staples	3.9%
Information Technology	2.7%
Industrials	2.7%
Utilities	1.6%
Consumer Discretionary	1.3%
Total	100.0%

10 LARGEST EQUITY HOLDINGS AS OF OCTOBER 31, 2012 (52.2%, as a % of Net Assets)

1.	Gazprom (Russia)	11.1%
2.	Sberbank (Russia)	9.1%
3.	LUKOIL (Russia)	9.0%
4.	NovaTek (Russia)	4.5%
5.	Uralkali (Russia)	3.7%
6.	Tatneft (Russia)	3.7%
7.	Mobile Telesystems (Russia)	3.4%
8.	Powszechna Kasa Oszczednosci Bank Polski (Poland)	2.7%
9.	Magnit (Russia)	2.6%
10.	MMC Norilsk Nickel (Russia)	2.4%

COUNTRY BREAKDOWN AS OF OCTOBER 31, 2012 (As a % of Net Assets)*

Cash 6.2%**
Russia 67.8%
Poland 9.2%
Czech Republic 3.0%
Hungary 1.2%
Turkey 12.6%

Country Breakdown and 10 Largest Equity Holdings are subject to change and not indicative of future portfolio composition.

For more complete details about the Fund's Schedule of Investments, see page 12.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's web site at www.sec.gov, and it may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings and the Fund's sector breakdown compared to that of its benchmark as of the month end is posted on www.ceefund.com on or after the last day of the following month. More frequent postings of portfolio holdings information may be made from time to time on www.ceefund.com.

*Securities listed in country where the significant business of the company is located.

**Includes Cash Equivalents and Other Assets and Liabilities, net.

INTERVIEW WITH LEAD PORTFOLIO MANAGER — RAINER VERMEHREN

Question 1: What is the investment case for preferring investments in Russia for the remainder of the calendar year?

Answer: Historically, the fourth quarter has been a seasonally strong quarter for Russian equities; we expect this may again be the case in 2012. Having seen some upward revisions in China's GDP, combined with more reassuring U.S. jobs data, we feel that for the coming months, the fundamental case for oil — Russia's most important commodity — has improved. During the summer months, Russian equities experienced a short-lived upswing, triggered by the third round of U.S. quantitative easing, yet with oil prices falling again since September and the lack of major inflows into global equity funds, Russian equities have lagged. We expect an inflection point for China GDP that is likely to prove supportive for oil and other commodities.

Question 2: What made Turkey one of the best equity markets year-to-date?

Answer: Turkey offers one thing that is in short supply globally — definitive growth potential, with GDP growth at around 4%. The generally better-than-expected second-quarter earnings season (latest reported), particularly at Turkish banks, along with management guidance for the second half of calendar 2012, seem to suggest upside potential to fiscal year 2012 market consensus estimates. The Turkish banking sector, which accounts for roughly 50% of the MSCI Turkey Index, was a strong performer in third quarter 2012, profiting from Moody's ratings upgrades of many Turkish banks, lower bond yields and a stronger currency.1 This Turkish equity index rose until mid-September as bond yields fell toward the lowest since January 2011, amid rising money inflows and the increased likelihood of a soft landing of the Turkish economy. While this Turkish equity index is flirting with overbought territory, we believe the positive structural outlook for the country is likely to provide a medium-to-long-term tailwind and could support a rising risk appetite within global emerging-market portfolios.

Question 3: What emerging Europe countries have the least exposure to Western Europe?

Answer: This may also be part of the answer to question two above, with Turkey displaying some of the least exposure to developed Europe. For Poland, Hungary and the Czech Republic, the Eurozone is a destination for more than half of their exports.2 Russia's exports to the Eurozone are just 35% of the country's total and mainly in energy, where demand is rather stable. Russia, Turkey, and to some extent Poland, enjoy enough resilient domestic demand to get some immunity from the European malaise. Turkey again stands tall here because the country has few natural resources and relies on its diversified economy. Its revenues, representing domestic production and exports, are about 76% domestic, with the most important foreign markets being developed Europe, representing only 11% of sales; the Middle East and North Africa (MENA), representing 5% of sales; and emerging Europe, representing 3% of sales. Turkey's domestic market generates 55% of sales from consumer spending, 34% from corporate spending and 11% from government spending, making it fairly isolated from the European sovereign debt crisis.3

1  The MSCI Turkey Index is designed to measure the performance of the large- and mid-cap segments of the Turkish market. With 24 constituents, the index covers about 84% of the equity universe in Turkey. It is not possible to invest directly in an index.
2  The Eurozone refers to a currency union among the 17 members of the European Union states that have adopted the euro as their sole currency.
3  Sovereign debt is debt that is issued by a national government.

DIRECTORS OF THE FUND

Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years††	Other Directorships Held by Director
Detlef Bierbaum, 70(1)	Class I Since 1990
Consultant (since 2010). He is also Vice Chairman of the Supervisory Board of Oppenheim KAG GmbH (asset management) and a member of the Supervisory Board of Deutsche Bank Österreich AG (private bank) for more than five years. Mr. Bierbaum also serves as a member of the Board or Supervisory Board of a number of non-U.S. investment companies and of companies in diverse businesses including insurance, reinsurance, real estate, and retailing. He is a former member of the Supervisory Board of Sal. Oppenheim Jr. & Cie. KGaA (private bank) (2008 to March 2010) and was formerly a partner of that firm. He is also a former member of the Supervisory Board of DWS Investment GmbH (asset management) (2005-2008).
Director, The European Equity Fund, Inc. (since 1986) and The New Germany Fund, Inc. (since 2008).
Ambassador Richard R. Burt, 65(1)	Class II Since 2000
Managing Director, McLarty Associates (international strategic advisory) (since 2007). Formerly, Chairman, Diligence, Inc. (international information and risk management firm) (2002-2007); Chairman of the Board, Weirton Steel Corp. (1996-2004); Partner, McKinsey & Company (consulting firm) (1991-1994); State Department, Chief Negotiator in charge of negotiating the Arms Treaty with Russia (1989-1991); U.S. Ambassador to the Federal Republic of Germany (1985-1989). Mr. Burt is also Director, IGT, Inc. (gaming technology) (since 1995), and HCL Technologies, Inc. (information technology and product engineering) (since 1999) and member, Textron Inc. International Advisory Council (aviation, automotive, industrial operations and finance) (since 1996).
Director, The European Equity Fund, Inc. (since 2000) and The New Germany Fund, Inc. (since 2004). Director, UBS family of mutual funds (since 1995).

DIRECTORS OF THE FUND (continued)

Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years††	Other Directorships Held by Director
Richard Karl Goeltz, 70(1)	Class II Since 2008
Retired. Formerly, Vice Chairman and Chief Financial Officer of American Express Co. (financial services) (1996-2000) and previously served as chief financial officer of two other major multi-national corporations. Mr Goeltz is a member of the Council and Court of Governors of the London School of Economics and Political Science, and Trustee of the American Academy in Berlin.

Director, The European Equity Fund, Inc. (since 2008) and The New Germany Fund, Inc. (since 1990). Independent Non-Executive Director of Aviva plc (financial services) and The Warnaco Group Inc. (apparel). Formerly director of Federal Home Loan Mortgage Corporation and Delta Air Lines, Inc. (air transport).

Dr. Franz Wilhelm Hopp, 70(1)	Class III Since 2008
Partner of Laplace Finanzconsulting GmbH (asset management). Member of the Supervisory Board WAVE AG (asset management). Former member of the Board of Management of KarstadtQuelle Pension Trust e.V. (February 2007-September 2009).
Director, The European Equity Fund, Inc. (since 2008) and The New Germany Fund, Inc. (since 1993).
Dr. Friedbert H. Malt, 71(1)	Class II Since 2007
Vice Chairman and Member of the Executive Committee of NOL Neptune Orient Lines Ltd., Singapore ("NOL") from 2002 to 2011 and Director of NOL from 2000 to 2011. He currently is also a Director of TÜV Rheinland of North America, Inc., a company offering independent testing and assessment services. Formerly, Dr. Malt was a Member of the Executive Board of DG Bank (now DZ Bank), Frankfurt (until 2001).
Director, The European Equity Fund, Inc. (since 2007) and The New Germany Fund, Inc. (since 2007).

DIRECTORS OF THE FUND (continued)

Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years††	Other Directorships Held by Director
Christian H. Strenger, 69(1)(2)	Class III Since 1990
Member of Supervisory Board (since 1999) and formerly Managing Director (1991-1999) of DWS Investment GmbH (investment management), a subsidiary of Deutsche Bank AG. Mr. Strenger is also Member, Supervisory Board, Evonik Industries AG (chemical, utility and property business), Fraport AG (international airport business), Hermes Equity Ownership Services Ltd. (governance advisory) and TUI AG (travel business). He also is a member of the German Government's Commission on Corporate Governance and other corporate governance organizations, and serves as Director of the Center for Corporate Governance at the Leipzig Graduate School of Management.
Director and Chairman, The European Equity Fund, Inc. (since 1986) and The New Germany Fund, Inc. (since 1990).
Robert H. Wadsworth, 72(1)(3)	Class II Since 1990	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present).	Director, The European Equity Fund, Inc. (since 1986) and The New Germany Fund, Inc. (since 1992), as well as other DWS funds.

DIRECTORS OF THE FUND (continued)

Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years††	Other Directorships Held by Director
Joachim Wagner, 65(1)	Class III Since 2012
Chief Financial Officer, RAG Beteiligungs AG/Evonik Industries AG, Germany (mining holding company) (2006-2009). Formerly, Chief Financial Officer, Degussa AG, Germany (chemical manufacturer) (2001-2006). Mr. Wagner is also a member of the Supervisory Board of a German retail bank and a member of the advisory board of a private German bank.
Director, The European Equity Fund, Inc. (since 2009) and The New Germany Fund, Inc. (since 2009).

(1)  Indicates that the Director also serves as a Director of The European Equity Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as Administrator and Deutsche Asset Management International GmbH acts as Investment Adviser.
(2)  Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft für Werpapiersparen mbH ("DWS"), an indirect wholly-owned subsidiary of Deutsche Bank AG, and because of this ownership of Deutsche Bank AG shares.
(3)  Indicates that Mr. Wadsworth also serves as Director/Trustee of the DWS Investments' open-end and closed-end investment companies. These Funds are advised by Deutsche Investment Management Americas Inc., an indirect wholly-owned subsidiary of Deutsche Bank AG.
*  The address of each Director is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, NYC20-2799, New York, NY 10154.
†  The term of office for Directors in Class I expires at the 2013 Annual Meeting, Class II expires at the 2014 Annual Meeting and Class III expires at the 2015 Annual Meeting.
††  The information above includes each Director's principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director's qualifications to serve as a Director, which led (together with the Director's current and prior experience as a Director of other SEC reporting companies, if any, as indicated elsewhere in the table) to the conclusion that each Director should serve as a Director for the Fund.

OFFICERS OF THE FUND*

Name, Age	Principal Occupations During Past Five Years
W. Douglas Beck, CFA(1,2), 45 President and Chief Executive Officer
Managing Director(3), Deutsche Asset Management (since 2006); President of DWS family of funds and Head of Product Management, US for DWS Investments. Formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002).

Paul H. Schubert(2,4), 49 Chief Financial Officer and Treasurer
Managing Director(3), Deutsche Asset Management (since 2004). Formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1998-2004).

Rainer Vermehren(5,6), 44 Vice President	Director(3), DWS Investment GmbH (since 2007). Fund Manager, DWS Investment GmbH (since 1997).
Melinda Morrow(2,7), 42 Vice President	Director(3), Deutsche Asset Management.
John Millette(8,9), 50 Secretary	Director(3), Deutsche Asset Management (since 2002).
Caroline Pearson(9,10), 50 Chief Legal Officer	Managing Director(3), Deutsche Asset Management. Formerly, Assistant Secretary for DWS family of funds (1997-2010).
Alexis Kuchinsky(2,11), 36 Chief Compliance Officer	Vice President, Deutsche Asset Management (since 2002); Head of Compliance Program Oversight of Deutsche Asset Management.
John Caruso(2,5), 47 Anti-Money Laundering Compliance Officer	Managing Director(3), Deutsche Asset Management.

Each also serves as an Officer of The European Equity Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as Administrator.

*  As a result of their respective positions held with the Administrator, these individuals are considered "interested persons" of the Administrator within the meaning of the 1940 Act. Interested persons receive no compensation directly from the Fund.
(1)  Since May 19, 2011.
(2)  Address: 60 Wall Street, New York, New York 10005.
(3)  Executive title, not a board directorship.
(4)  Since November 5, 2004.
(5)  Since February 1, 2010.
(6)  Address: Mainzer Landstraße 178-190, Frankfurt am Main, Germany.
(7)  Since April 27, 2012.
(8)  Since January 1, 2011. Served as Assistant Secretary from July 14, 2006 to December 31, 2010 and as Secretary to the Fund from January 30, 2006 to July 13, 2006.
(9)  Address: One Beacon Street, Boston, Massachusetts 02108.
(10)  Since May 21, 2012.
(11)  Since August 24, 2009.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

SCHEDULE OF INVESTMENTS — OCTOBER 31, 2012

Shares	Description	Value(a)
INVESTMENTS IN RUSSIA – 67.8%
	COMMON STOCKS – 64.7%
	CHEMICALS – 3.7%
450,000	Uralkali (GDR) Reg S	$17,631,000
	COMMERCIAL BANKS – 10.5%
14,900,000	Sberbank	43,628,690
1,930,000	VTB Bank (GDR) Reg S	6,650,780
		50,279,470
	CONSTRUCTION MATERIALS – 1.0%
1,000,000	LSR Group (GDR) Reg S	4,815,000
	DIVERSIFIED TELECOMMUNICATION SERVICES – 0.4%
500,000	Rostelecom	1,989,550
	ELECTRIC UTILITIES – 0.5%
216,633	OJSC Enel OGK-5 (GDR)*	599,337
750,000	RusHydro (ADR)†	1,780,500
		2,379,837
	FOOD & STAPLES RETAILING – 2.6%
350,000	Magnit (GDR) Reg S	12,425,000
	INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.1%
3,200,000	E.ON Russia	262,944
	INTERNET SOFTWARE & SERVICES – 2.5%
150,000	Mail.ru Group (GDR) Reg S	4,987,500
300,000	Yandex*†	7,047,000
		12,034,500
	METALS & MINING – 6.5%
500,000	Mechel Steel Group†	3,150,000
57,884	MMC Norilsk Nickel	8,911,902
160,000	MMC Norilsk Nickel (ADR)†	2,427,200
354,302	Polymetal International	6,362,047
1,500,000	Polyus Gold International*	4,986,816
400,000	Severstal	4,917,680
		30,755,645
Shares	Description	Value(a)
	OIL, GAS & CONSUMABLE FUELS – 28.4%
3,198,000	Gazprom	$14,787,232
4,200,000	Gazprom (ADR)†	38,367,000
300,000	LUKOIL	18,218,970
415,000	LUKOIL (ADR)	24,949,800
190,000	NovaTek (GDR) Reg S	21,660,000
450,000	Tatneft (ADR)	17,433,000
		135,416,002
	REAL ESTATE MANAGEMENT & DEVELOPMENT – 1.2%
1,000,000	Etalon Group (GDR) Reg S*	5,780,000
	SPECIALTY RETAIL – 1.2%
750,000	M Video	5,902,725
	WIRELESS TELECOMMUNICATION SERVICES – 6.1%
1,200,000	Mobile Telesystems	8,830,920
200,000	Mobile Telesystems (ADR)	3,270,420
250,000	Mobile Telesystems (GDR) Reg S	4,088,025
400,000	Sistema JSFC (GDR) Reg S	7,340,000
525,000	VimpelCom (ADR)†	5,680,500
		29,209,865
	Total Common Stocks (cost $260,225,540)	308,881,538
	PREFERRED STOCKS – 3.1%
	DIVERSIFIED TELECOMMUNICATION SERVICES – 1.0%
1,600,000	Rostelecom (cost $5,151,597)	4,688,960
	OIL, GAS & CONSUMABLE FUELS – 2.1%
2,000	AK Transneft (cost $2,715,420)	3,999,553
1,000,000	Surgutneftegaz (ADR) † (cost $4,690,963)	6,059,600
		10,059,153
	Total Preferred Stocks (cost $12,557,980)	14,748,113
	Total Investments in Russia (cost $272,783,520)	323,629,651

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

SCHEDULE OF INVESTMENTS — OCTOBER 31, 2012 (continued)

Shares	Description	Value(a)
INVESTMENTS IN TURKEY – 12.6%
	COMMERCIAL BANKS – 5.8%
750,000	Akbank	$3,610,028
2,250,000	Turkiye Garanti Bankasi	10,729,805
450,000	Turkiye Halk Bankasi†	3,961,003
1,700,000	Turkiye IS Bankasi	5,777,159
1,400,000	Yapi ve Kredi Bankasi*	3,587,743
		27,665,738
	CONSTRUCTION & ENGINEERING – 1.0%
1,350,000	Tekfen Holding	4,873,537
	DIVERSIFIED FINANCIAL SERVICES – 0.5%
500,000	Haci Omer Sabanci Holding	2,635,097
	FOOD & STAPLES RETAILING – 1.1%
65,000	Bim Birlesik Magazalar	3,014,624
175,000	Bizim Toptan Satis Magazalari†	2,393,454
		5,408,078
	INDUSTRIAL CONGLOMERATES – 0.6%
550,000	Akfen Holding*	2,782,173
	INSURANCE – 0.7%
1,250,000	Anadolu Hayat Emeklilik	3,119,777
	METALS & MINING – 0.9%
200,000	Koza Altin Isletmeleri	4,345,404
	OIL, GAS & CONSUMABLE FUELS – 1.0%
200,000	Tupras Turkiye Petrol Rafinerileri	4,880,223
	TRANSPORTATION INFRASTRUCTURE – 0.9%
850,000	TAV Havalimanlari Holding	4,214,485
	WIRELESS TELECOMMUNICATION SERVICES – 0.1%
47,444	Turkcell Iletism Hizmetleri*	289,422
	Total Investments in Turkey (cost $34,353,486)	60,213,934
Shares	Description	Value(a)
INVESTMENTS IN POLAND – 9.2%
	COMMERCIAL BANKS – 3.7%
105,000	Bank Pekao	$5,046,241
1,150,000	Powszechna Kasa Oszczednosci Bank Polski	12,867,108
		17,913,349
	DIVERSIFIED TELECOMMUNICATION SERVICES – 1.8%
1,950,000	Netia*†	3,551,790
1,285,231	Telekomunikacja Polska	4,859,203
		8,410,993
	INSURANCE – 1.7%
70,000	Powszechny Zaklad Ubezpieczen	8,185,466
	METALS & MINING – 2.0%
190,000	KGHM Polska Miedz†	9,578,030
	Total Investments in Poland (cost $31,877,286)	44,087,838
INVESTMENTS IN CZECH REPUBLIC – 3.0%
	COMMERCIAL BANKS – 0.5%
12,500	Komercni Banka	2,548,782
	DIVERSIFIED TELECOMMUNICATION SERVICES – 1.5%
350,000	Telefonica Czech Republic	6,964,949
	ELECTRIC UTILITIES – 1.0%
125,000	Ceske Energeticke Zavody	4,604,584
	Total Investments in Czech Republic (cost $10,448,645)	14,118,315
INVESTMENTS IN HUNGARY – 1.2%
	COMMERCIAL BANKS – 1.2%
300,000	OTP Bank	5,693,511
	Total Investments in Hungary (cost $1,642,741)	5,693,511
	Total Investments in Common and Preferred Stocks – 93.8% (cost $351,105,678)	447,743,249

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

SCHEDULE OF INVESTMENTS — OCTOBER 31, 2012 (continued)

Shares	Description	Value(a)
SECURITIES LENDING COLLATERAL – 6.0%
28,634,444	Daily Assets Fund Institutional, 0.21% (cost $28,634,444)(b)(c)	$28,634,444
CASH EQUIVALENTS – 0.7%
3,388,830	Central Cash Management Fund, 0.18% (cost $3,388,830)(c)	3,388,830
	Total Investments – 100.5% (cost $383,128,952)**	479,766,523
	Other Assets and Liabilities, Net – (0.5%)	(2,362,390)
	NET ASSETS – 100.0%	$477,404,133

*  Non-income producing security.
**  The cost for federal income tax purposes was $383,595,830. At October 31, 2012, net unrealized appreciation for all securities based on tax cost was $96,170,693. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $131,367,004 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $35,196,311.
†  All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2012 amounted to $26,968,439, which is 5.6% of net assets.
(a)  Value stated in U.S. dollars.
(b)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
ADR – American Depositary Receipt
GDR – Global Depositary Receipt
Reg S – Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry subgroups or industries.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

SCHEDULE OF INVESTMENTS — OCTOBER 31, 2012 (continued)

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.

Category	Level 1	Level 2		Level 3	Total
Common Stocks and/or Other Equity Investments(1)
Russia	$323,030,314	$599,337	(2)	$—	$323,629,651
Turkey	60,213,934	—		—	60,213,934
Poland	44,087,838	—		—	44,087,838
Czech Republic	14,118,315	—		—	14,118,315
Hungary	5,693,511	—		—	5,693,511
Short-Term Instruments(1)	32,023,274	—		—	32,023,274
Total	$479,167,186	$599,337		$—	$479,766,523

(1) See Schedule of Investments for additional detailed categorizations.

(2) Transfers between Level 2 and Level 1 comprised the following security: Tatneft. This investment was transferred from Level 2 to Level 1 due to the availability of quoted prices on a securities exchange.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2012

ASSETS
Investments in non-affiliated securities, at value (cost $351,105,678) — including $26,968,439 of securities loaned	$447,743,249
Investment in Central Cash Management Fund (cost $3,388,830)	3,388,830
Investment in Daily Assets Fund Institutional (cost $28,634,444)*	28,634,444
Total Investments, at value (cost $383,128,952)	479,766,523
Foreign currency, at value (cost $816,550)	831,212
Receivable for investments sold	29,969,826
Dividends receivable	1,292,918
Interest receivable	10,022
Other assets	1,023
Total assets	511,871,524
LIABILITIES
Payable upon return of securities loaned	28,634,444
Payable for investments purchased	4,935,401
Payable for fund shares repurchased	105,744
Fund administration fee payable	93,782
Investment advisory fee payable	272,224
Payable for Directors' fees and expenses	49,976
Accrued expenses and other liabilities	375,820
Total liabilities	34,467,391
NET ASSETS	$477,404,133
Net assets consist of:
Paid-in capital, $0.001 par (Authorized 80,000,000 shares)	$513,919,615
Cost of 6,345,780 shares held in Treasury	(146,857,858)
Undistributed net investment income	9,529,067
Accumulated net realized gain on investments and foreign currency	4,093,897
Net unrealized appreciation (depreciation) on:
Investments	96,637,571
Foreign currency	81,841
Net assets	$477,404,133
Net assets value per share ($477,404,133 ÷ 13,132,942 shares of common stock issued and outstanding)	$36.35

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

STATEMENT OF OPERATIONS

For the year ended October 31, 2012
NET INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes of $2,837,702)	$15,356,927
Interest	229
Income distributions — Central Cash Management Fund	16,752
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	311,783
Total investment income	15,685,691
Expenses:
Management fee	671,815
Investment advisory fee	2,619,731
Fund administration fee	717,624
Custodian fee	786,547
Services to shareholders	19,093
Reports to shareholders	92,126
Directors' fees and expenses	186,454
Legal fees	303,415
Audit and tax fees	102,407
NYSE listing fee	23,729
Insurance	73,921
Miscellaneous	40,881
Net expenses	5,637,743
Net investment income	10,047,948
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	4,649,364
Foreign currency	(35,124)
Net realized gain (loss)	4,614,240
Change in net unrealized appreciation (depreciation) on:
Investments	(6,141,494)
Foreign currency	91,047
Change in net unrealized appreciation (depreciation)	(6,050,447)
Net gain (loss)	(1,436,207)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,611,741

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the year ended October 31, 2012	For the year ended October 31, 2011
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$10,047,948	$6,422,115
Net realized gain (loss)	4,614,240	44,912,324
Change in net unrealized depreciation	(6,050,447)	(124,802,205)
Net increase (decrease) in net assets resulting from operations	8,611,741	(73,467,766)
Distributions to shareholders from:
Net investment income	(4,911,716)	(3,599,627)
Net realized gain	(28,000,751)	—
Total distributions to shareholders	(32,912,467)	(3,599,627)
Capital share transactions:
Net proceeds from reinvestment of dividends (394,788 and 0 shares, respectively)	12,874,022	—
Cost of shares repurchased (530,644 and 371,393 shares, respectively)	(17,098,411)	(14,578,880)
Net decrease in net assets from capital share transactions	(4,224,389)	(14,578,880)
Total decrease in net assets	(28,525,115)	(91,646,273)
NET ASSETS
Beginning of year	505,929,248	597,575,521
End of year (including undistributed net investment income of $9,529,067 and $4,427,959, as of October 31, 2012 and October 31, 2011, respectively)	$477,404,133	$505,929,248

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the years indicated:

	For the years ended October 31,
	2012	2011	2010	2009	2008
Per share operating performance:
Net asset value:
Beginning of year	$38.13	$43.81	$35.89	$23.38	$71.18
Net investment income(a)	.75	.47	.30	.46	.80
Net realized and unrealized gain (loss) on investments and foreign currency	(.08)	(6.00)	7.98	11.85	(38.16)
Increase (decrease) from investment operations	.67	(5.53)	8.28	12.31	(37.36)
Distributions from net investment income	(.37)	(.26)	(.65)	(.07)	(.95)
Distributions from net realized gains	(2.12)	—	—	—	(9.31)
Total distributions	(2.49)	(.26)	(.65)	(.07)	(10.26)
Dilution in net asset value from dividend reinvestment	(.10)	—	(.03)	—	(.22)
Increase resulting from share repurchases	.14	.11	.32	.27	.04
Net asset value:
End of year	$36.35	$38.13	$43.81	$35.89	$23.38
Market value:
End of year	$32.98	$34.47	$39.72	$31.70	$18.94
Total investment return for the year†
Based upon market value	2.97%	(12.68)%	27.72%	68.05%	(65.28)%
Based upon net asset value	2.63%	(12.43)%	24.70%	53.78%	(61.27)%
Ratio to average net assets:
Total expenses	1.19%	1.11%	1.14%	1.21%	1.10%
Net investment income	2.11%	1.05%	.79%	1.86%	1.48%
Portfolio turnover	31%	33%	24%	50%	48%
Net assets at end of year (000's omitted)	$477,404	$505,929	$597,576	$525,554	$372,957
(a) Based on average shares outstanding during the year.
†Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS — OCTOBER 31, 2012

NOTE 1. ACCOUNTING POLICIES

The Central Europe and Russia Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: The Fund calculates its net asset value per share for publication at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income: Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

Securities Lending: The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS — OCTOBER 31, 2012 (continued)

requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value in excess of the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.11% annualized effective rate as of October 31, 2012) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund has reviewed the tax provisions for the open tax years as of October 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS — OCTOBER 31, 2012 (continued)

differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$9,510,139
Undistributed long-term capital gain	$4,560,774
Net unrealized appreciation (depreciation)	$96,170,693

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31
	2012	2011
Distributions from ordinary income*	$4,911,716	$3,599,627
Distributions from long-term capital gains	$28,000,751	$—

*For tax purposes short-term capital gain is considered ordinary income.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

The Fund is party to an Investment Advisory Agreement with Deutsche Asset Management International GmbH ("DeAMI"). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). DeAMI and DIMA are affiliated companies.

Prior to February 1, 2012, the Fund was party to a Management Agreement with DIMA that provided DIMA with a fee, computed weekly and payable monthly, at the annual rates of 0.65% of the Fund's average weekly net assets up to $100 million, 0.55% of such assets in excess of

$100 million and up to $500 million, 0.50% of such assets in excess of $500 million and up to $750 million, and 0.45% of such assets in excess of $750 million. The Investment Advisory Agreement provided DeAMI with a fee, computed weekly and payable monthly, at the annual rates of 0.35% of the Fund's average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, DIMA served as the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by DeAMI, determined the suitable securities for investment by the Fund. DIMA also provided office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, DeAMI, in accordance with the Fund's stated investment objective, policies and restrictions, made recommendations to DIMA with respect to the Fund's investments and, upon instructions given by DIMA as to suitable securities for investment by the Fund, transmitted purchase and sale orders to select brokers and dealers to execute portfolio transactions on behalf of the Fund.

For the three-month period from November 1, 2011 through January 31, 2012, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Effective February 1, 2012, the Fund's Investment Advisory Agreement with DeAMI was replaced with a new Investment Advisory Agreement pursuant to which DeAMI assumed the investment advisory function previously performed by DIMA, and the Fund's Management Agreement with DIMA was replaced with an Administration Agreement pursuant to which DIMA continues to provide all of the non-investment advisory services to the Fund that it historically provided pursuant to the Management Agreement. There were no changes to services provided to the Fund, or the total expenses payable by the Fund, as a result of this reorganization of contracts. The new Investment Advisory Agreement provides DeAMI with a

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS — OCTOBER 31, 2012 (continued)

fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, 0.55% of such assets in excess of $500 million and up to and including $750 million, and 0.50% of such assets in excess of $750 million. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

Accordingly, for the nine-month period from February 1, 2012 through October 31, 2012, the combined fee pursuant to the Investment Advisory Agreement and the Administration Agreement was equivalent to an annual effective rate of 0.84% of the Fund's average daily net assets.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2012, the amount charged to the Fund by DISC aggregated $19,093, of which $1,662 is unpaid.

Deutsche Bank AG, the German parent of DIMA and DeAMI, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the year ended October 31, 2012, Deutsche Bank did not receive brokerage commissions.

Certain officers of the Fund are also officers of either DIMA or DeAMI.

The Fund pays each Director who is not an "interested person" of DIMA or DeAMI retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by DIMA. The

Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay DIMA an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2012 were $144,201,877 and $155,466,319, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

NOTE 6. CAPITAL

During the year ended October 31, 2012 and the year ended October 31, 2011, the Fund purchased 530,644 and 371,393 of its shares of common stock on the open market at a total cost of $17,098,411 and $14,578,880 ($32.23 and $39.25 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 9.44% and 9.46%, respectively.

During the year ended October 31, 2012, the Fund issued 394,788 shares as part of the dividend reinvestment plan. The average discount of these issued shares comparing the issue price to the net asset value at the time of issuance was 8.37%.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS — OCTOBER 31, 2012 (continued)

NOTE 7. SHARE REPURCHASES AND TENDER OFFERS

On July 18, 2011, the Fund announced that the Board of Directors approved an extension of the share repurchase program permitting the Fund to repurchase up to 700,000 shares during the twelve-month period August 1, 2011 through July 31, 2012. The Fund repurchased 509,609 shares from August 1, 2011 through July 31, 2012 under this authorization. Under the terms of the previous repurchase authorization, the Fund repurchased 195,525 shares, from August 1, 2010 through July 31, 2011 out of an authorized amount of 1,300,000 shares. Also, on July 18, 2012, the Fund announced that the Board of Directors approved the extension of the share repurchase program permitting the Fund to repurchase up to 700,000 shares during the period August 1, 2012 through July 31, 2013. The Fund repurchased 225,553 shares between August 1, 2012 and October 31, 2012.

Repurchases will be made from time to time when they are believed to be in the best interest of the Fund. There can be no assurance that the Fund's repurchases or Discount Management Program will reduce the spread between the market price of the Fund's shares and it's NAV per share.

Monthly updates concerning the Fund's repurchase program are available on its web site at www.ceefund.com.

On July 18, 2012 the Fund announced that the Board of Directors approved a series of up to four consecutive semi-annual tender offers, each for up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value (NAV). Under the Fund's Discount Management Program (The "Program"), the Fund is required to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period. The first measurement period commenced on Monday, September 10, 2012 and expired on Friday, November 30, 2012. During the measurement period the Fund's shares traded at an average discount to NAV of 10.18%. The Fund will therefore conduct a tender offer for up to 5% of its outstanding shares at a price equal to 98% of NAV. The commencement of the tender offer for the Fund is expected to occur on or about February 4, 2013.

NOTE 8. CONCENTRATION OF OWNERSHIP

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At October 31, 2012, there were two shareholder accounts that held approximately 37% and 15%, respectively, of the outstanding shares of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

The Central Europe and Russia Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Central Europe and Russia Fund, Inc. (the "Fund") at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 18, 2012

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN

(unaudited)

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from DWS Investments Service Company, the transfer agent (the "Transfer Agent"), P.O. Box 219066, Kansas City, Missouri 64105 (telephone 1-800-437-6269). Computershare, Inc. (the "Plan Agent") acts as the plan agent under the Plan. A shareholder should read the Plan brochure carefully before enrolling in the Plan.

Under the Plan, participating shareholders ("Plan Participants") appoint the Transfer Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Transfer Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

Reinvestment of Fund Shares. Whenever the Fund declares a capital gain distribution, an income dividend or a return of capital distribution payable, at the election of shareholders, either in cash or in Fund shares, or payable only in cash, the Transfer Agent shall automatically elect to receive Fund shares for the account of each Plan Participant.

Whenever the Fund declares a capital gain distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock equals or is less than the market price per share on the valuation date (the "Market Parity or Premium"), the Transfer Agent shall apply the amount of such dividend or distribution payable to a Plan Participant to the purchase from the Fund of Fund Shares for a Plan

Participant's account, except that if the Fund does not offer shares for such purpose because it concludes Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for the Fund, then the Transfer Agent shall follow the procedure described in the next paragraph. The number of additional shares to be credited to a Plan Participant's account shall be determined by dividing the dollar amount of the distribution payable to a Plan Participant by the net asset value per share of the Fund's common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for such dividend or distribution.

Whenever the Fund declares a capital gain distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date (the "Market Discount"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant (less a Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for a Plan Participant's account. The valuation date will be the payable date for such dividend or distribution. Such purchases will be made on or shortly after the valuation date and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.

The Transfer Agent or the Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange (or, if different, the

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN

(unaudited) (continued)

principal exchange for Fund shares) on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

The Transfer Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Transfer Agent or that of a nominee. The Transfer Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Transfer Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Transfer Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Transfer Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

The Plan Agent shall apply such funds (less a Plan Participant's pro rata share of brokerage commissions or other costs, if any) to the purchase on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market of Fund shares for such Plan Participant's account, regardless of whether there is a Market Parity or Premium or a Market Discount. The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Transfer Agent less than five business days prior to a cash purchase investment date will be held by the Transfer Agent until the next month's investment date. Uninvested funds will not bear interest. Plan Participants may withdraw any voluntary cash payment by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. Both current shareholders and first-time investors in the Fund are eligible to participate in the Plan. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or by making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. In order to become a Plan Participant, shareholders must complete and sign the enrollment form included in the Plan brochure and return it, and, if applicable, an initial cash deposit of at least $250 directly to the Transfer Agent if shares are registered in their name. Shareholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such shareholder's behalf.

If the Plan Participant elects to participate in the Plan by enrolling current shares owned by the Plan Participant with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gain distribution payable after the Transfer Agent receives the Plan Participant's written authorization, provided such authorization is received by the Transfer Agent prior to the record date for such dividend or distribution. If such authorization is received after such record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

If the Plan Participant elects to participate in the Plan by making an initial cash deposit of at least $250 with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Transfer Agent receives the Plan Participant's authorization and deposit, and after the Plan Agent purchases shares for the Plan Participant on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market, provided that the authorization and deposit are received, and the purchases are made by the Plan Agent prior to the record date. If such authorization and deposit

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN

(unaudited) (continued)

are received after the record date, or if the Plan Agent purchases shares for the Plan Participant after the record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

A shareholder's written authorization and cash payment must be received by the Transfer Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order for the Plan Participant to participate in the voluntary cash purchase feature of the Plan in that month.

Plan Participants may withdraw from the Plan without charge by written notice to the Transfer Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Transfer Agent on their behalf, or to instruct the Transfer Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Transfer Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Transfer Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

The Plan may be terminated by the Fund or by the Transfer Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gain dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gain, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a Plan Participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

REPORT OF STOCKHOLDERS' MEETING (unaudited)

The Annual Meeting of Stockholders of The Central Europe and Russia Fund, Inc. was held on June 27, 2012. At the close of business on May 11, 2012, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 13,481,302 shares of the Fund's common stock, each share being entitled to one vote, constituting all of the Fund's outstanding voting securities. At the Meeting, the holders of 12,511,365 shares of the Fund's common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1. To elect three Class III Directors to serve for a term of three years and until their successors are elected and qualify.

	Number of Votes
	For	Withheld
Dr. Franz Wilhelm Hopp	11,734,188	777,177
Mr. Christian H. Strenger	11,755,924	755,441
Mr. Joachim Wagner	11,747,724	763,641

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending October 31, 2012.

Number of Votes
For	Against	Abstain
12,426,352	41,530	43,479

3. If properly presented at the Meeting, to consider and vote on a stockholder proposal to ask the Board of Directors to take the steps necessary to adopt an interval fund structure, whereby the Fund would conduct periodic tender offers at least semiannually for at least 10% of currently outstanding common shares at a price of at least 98% of net asset value.

Number of Votes
For	Against	Abstain
5,995,620	3,611,691	44,938

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — www.dws-investments.com or on the SEC's web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 437-6269.

2012 U.S. TAX INFORMATION (unaudited)

The Fund paid distributions of $2.12 per share from net long-term capital gains during its year ended October 31, 2012, of which 100% represents 15% rate gains.

The Fund paid foreign taxes of $2,112,206 and earned $9,833,189 of foreign source income year during the year ended October 31, 2012. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.16083 per share as foreign taxes paid and $0.74874 per share as income earned from foreign sources for the year ended October 31, 2012.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $5,166,164 as capital gain dividends for its year ended October 31, 2012, of which 100% represents 15% rate gains.

For Federal income tax purposes, the Fund designates $20,014,000, or the maximum amount allowable under tax law, as qualified dividend income.

SHARES REPURCHASED AND ISSUED

The Fund has been purchasing shares of its common stock in the open market. Shares repurchased and shares issued for dividend reinvestment for the past five years are as follows:

Fiscal year ended October 31,	2012	2011	2010	2009	2008
Shares repurchased	530,644	371,393	1,089,502	1,304,700	111,900
Shares issued for dividend reinvestment	394,788	—	84,325	—	1,314,952

PRIVACY NOTICE

FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons DWS Investments chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?  Call (800) 349-4281 or e-mail us at dws-investments.info@dws.com

PRIVACY NOTICE (continued)

Who we are
Who is providing this notice?	The Central Europe and Russia Fund, Inc.
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers; service quality monitoring services; mailing service providers; and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • DWS Investments does not jointly market.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (unaudited)

The Fund's directors unanimously approved the continuance investment advisory agreement between the Fund and Deutsche Asset Management International GmbH ("DeAMI") (the "agreement") at a meeting held on October 19, 2012. The fund's directors simultaneously approved the continuance, for an additional period, of an administration agreement (the "administration agreement") with Deutsche Investment Management Americas Inc. ("DIMA"), an affiliate of DeAMI. Prior to the effective date of the agreement and the administration agreement, which was February 1, 2012, DIMA served as the Fund's manager, providing administrative and investment advisory services to the Fund. There were no changes in the total fees payable by, or the services received by, the Fund as a result of the changes to the contractual arrangements effective February 1, 2012.

In preparation for the meeting, the directors had requested and evaluated extensive materials from DeAMI, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed approval of the continuance of the agreement with management and with experienced counsel who are independent of DeAMI and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval of the continuance. The directors also discussed the proposed approval in a private session with counsel at which no representatives of DeAMI were present. In reaching their determination relating to approval of the agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the Fund's performance to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment advisory and other services rendered by DeAMI;

3. payments received by DeAMI from all sources in respect to the Fund and all investment companies in the Deutsche family of funds;

4. the costs borne by, and profitability of, DeAMI and its affiliates (including DIMA) in providing services to the Fund and to all investment companies in the Deutsche family of funds;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7. DeAMI's policies and practices regarding allocation of the Fund's portfolio transactions, including the extent, if any, to which DeAMI benefits from soft dollar arrangements;

8. the Fund's portfolio turnover rates compared to those of other investment companies with similar investment objectives;

9. fall-out benefits which DeAMI and its affiliates receive from their relationships with the Fund;

10. information concerning the programs established by DeAMI with respect to compliance, risk management, disclosure and ethics;

11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of DeAMI; and

12. the terms of the agreement.

The directors also considered their knowledge of the nature and quality of the services provided by DIMA and DeAMI to the Fund gained from their experience as directors of the European Equity Fund and the New Germany Fund and, where relevant, other Deutsche funds, their confidence in DeAMI's integrity and competence gained from that experience and DeAMI's responsiveness to concerns raised by them in the past, including DeAMI's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and DeAMI, as provided in the agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The directors further determined that they were satisfied that the services provided by DeAMI to the Fund represented good value for the money payable to it by the Fund.

The material factors and conclusions that formed the basis for the directors' reaching their determination to approve the continuance of the agreement (including their determinations that DeAMI should continue in its role as investment advisor for the Fund, and that the fees payable to DeAMI pursuant to the continuance of the agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by DeAMI

The directors noted that, under the agreement, DeAMI, in accordance with the Fund's investment objectives, policies and limitations, makes all decisions with respect to suitable securities for investment by the Fund and transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund. DeAMI pays all of the compensation of the Fund's directors and officers who are interested persons of DeAMI.

The directors considered the scope and quality of services provided by DeAMI under the agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, DeAMI is responsible for maintaining and monitoring its own and the Fund's compliance programs, and these compliance programs have in recent years been refined and enhanced in light of evolving regulatory requirements. The directors also considered the commitment of DeAMI to, and the programs established by it with respect to, compliance, risk management, disclosure and ethics. The directors considered the quality of the nvestment research capabilities of DeAMI and the other resources it has dedicated to performing services for the Fund. The quality of the advisory services provided also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the agreement.

Costs of Services Provided and Profitability to DeAMI

At the request of the directors, DeAMI provided information concerning the profitability of its investment advisory and investment company activities and financial condition based on historical information for 2010 and 2011. Similar information was provided for DIMA. The directors noted that the profitability information reflected the contractual arrangements in effect in those 2010 and 2011 and that such arrangements differ from those proposed for approval of continuance at the October 19, 2012 meeting. The directors recognized that the changes to the fee arrangements reflected in the advisory and administration agreements effective February 1, 2012 had resulted in significant changes in the revenues to DeAMI and DIMA from their provision of services to the Fund compared to revenues in prior periods. The directors reviewed the assumptions and methods of allocation used by DeAMI and DIMA in preparing Fund specific profitability data. DIMA stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory clients served by organizations such as DIMA and DeAMI where each of the advisory clients draws on, and benefits from, the research and other resources of the Deutsche Bank organization.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

capital. In considering profitability information, the directors considered the effect of possible fall-out benefits on DeAMI's expenses, including the fact that there were no affiliated brokerage commissions.

The directors noted that while historically DeAMI had not utilized soft dollars to receive third party research from brokers that execute purchases and sales of securities for the Fund, the directors had recently approved such arrangements. They also noted that DeAMI has policies to prohibit consideration of the sale of shares of Deutsche funds when selecting broker dealers to execute portfolio transactions for the Fund or other Deutsche funds. They further noted that DeAMI may allocate brokerage to receive research generated by executing brokers.

The directors recognized that DeAMI should, as a general matter, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that DeAMI's level of profitability from its relationships with the Fund were not excessive. The directors noted that they would request and receive profitability information reflecting the terms of the agreement in connection with future continuances of the agreement.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular board meeting during the year and also receive monthly performance information. The directors reviewed information showing the Fund's performance compared to that of other investment vehicles compiled by Lipper (a total of 17 funds, (consisting of exchange-traded funds, open-end funds and single-country funds)). The directors also reviewed information showing performance of the Fund's benchmark index, since September 1, 2009, the MSCI Emerging Markets Europe Index, and prior thereto, a blend of 45% CECE index of 27 Central European stocks, 45% RTX index of 12 Russian stocks and 10% ISE 30 index of 30 Turkish stocks.

The comparative information showed that the Fund ranked in the fourth quartile in the one-year period ended December 31, 2011, that it ranked in the first quartile in the three- and 10-year periods, and the third quartile in the five-year period, ended December 31, 2011. Although the Fund underperformed the benchmark in 2011 and 2008, it exceeded the performance of its benchmark from 2000 through 2007 and also in 2009 and 2010. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund's investment results over time were satisfactory.

Management and Investment Advisory Fees and Other Expenses

The directors considered the investment advisory fee rates payable by the Fund to DeAMI under the agreement. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the representation by DeAMI that it does not manage any institutional accounts that are similar to the Fund, and its review of the reasons that it does not consider institutional fee rates to be relevant to the consideration of appropriate fee rates payable by investment companies such as the Fund. The Fund's expense comparison group consisted of 36 closed end country funds and ETFs. The directors reviewed information comparing the combined management and advisory fees payable under the agreement and the administration agreement for this purpose, noting that DeAMI and DIMA are affiliated companies and that although the fees payable under the agreement and the administration agreement differed from those in the management and investment advisory agreements that were in effect during the historical periods, the combined fees payable under both sets of agreements was identical. The directors noted that the Fund's effective management and advisory fee rate of 0.830% was below the average and median of the comparison group. The directors noted that the Fund's effective fee rate reflects the effect of breakpoints. The directors also considered the Fund's total expense ratio in comparison to the fees and expenses of funds within the comparison group. The directors also noted that the Fund's expense ratio was below the median and average and in the lowest quartile of the comparison group. Management explained that this difference was principally the result of the

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

Fund's relatively low management and investment advisory fees during the period and the Fund's relatively large asset base. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the investment advisory fee schedule in the agreement contains breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for DeAMI to share its economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by DeAMI as assets increase, largely because economies of scale are realized (if at all) by DeAMI across a variety of products and services, and not only in respect of a single fund. Having taken these factors into account, the directors concluded that the breakpoint arrangements in the agreement were acceptable under the Fund's circumstances.

EXECUTIVE OFFICES
345 Park Avenue, New York, NY 10154

ADMINISTRATOR
Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER
Deutsche Asset Management International GmbH

CUSTODIAN
Brown Brothers Harriman & Co.

TRANSFER AGENT
DWS Investments Service Company

LEGAL COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER
Chairman and Director

DETLEF BIERBAUM
Director

RICHARD R. BURT
Director

RICHARD KARL GOELTZ
Director

DR. FRANZ WILHELM HOPP
Director

DR. FRIEDBERT MALT
Director

ROBERT H. WADSWORTH
Director

JOACHIM WAGNER
Director

W. DOUGLAS BECK, CFA
President and Chief Executive Officer

PAUL H. SCHUBERT
Chief Financial Officer and Treasurer

RAINER VERMEHREN
Vice President

MELINDA MORROW
Vice President

CAROLINE PEARSON
Chief Legal Officer

ALEXIS KUCHINSKY
Chief Compliance Officer

JOHN CARUSO
Anti-Money Laundering Compliance Officer

JOHN MILLETTE
Secretary

R-024978-2
VOLUNTARY CASH PURCHASE PROGRAM

AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company

210 W 10th Street 6th Floor

Attn: Closed End Fund Area

Kansas City, MO 64105

Tel.: 1-800-437-6269 (in the U.S.) or

00-800-2287-2750 (outside of the U.S.)

The report is available to the shareholders of The Central Europe and Russia Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the lead portfolio manager and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Emerging Markets Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund shares involve investment risk, including possible loss of principal.

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.).

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Robert H. Wadsworth, Mr. Richard Karl Goeltz and Mr. Joachim Wagner. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

THE CENTRAL EUROPE AND RUSSIA FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$87,500	$0	$0	$6,200
2011	$85,000	$0	$0	$6,200

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$6,200	$56,300	$0	$62,500
2011	$6,200	$0	$0	$6,200

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Richard Karl Goeltz (Chairman), Robert H. Wadsworth, Richard R. Burt, Dr. Friedbert Malt and Joachim Wagner.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines

I.           INTRODUCTION

Deutsche Asset Management (“AM”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices.  Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”).  These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients.  The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies.  In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company.  This applies in particular to non U.S. fund management companies.  The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.           AM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM’s advisory clients.1  As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients.  AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist.  ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions.  Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions.  Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document.  Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.           POLICIES

1.           Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.           The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter.  The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

(i)
adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)
voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.           Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion.  Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records.  The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request.  The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.           PROCEDURES

The key aspects of AM’s proxy voting process are as follows:

1.           The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters.  The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually.  The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.  Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change.  If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible.  Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.  Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter.  Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised or sponsored investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure.  In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes.  Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.           Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.           Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies.  If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

■	Neither the Guidelines nor specific client instructions cover an issue;

■	ISS does not make a recommendation on the issue;

■
The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity.  In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so.  For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis.  Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities.  Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted.  The reasons for not voting any proxy shall be documented.

4.           Conflict of Interest Procedures

A.           Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle.  In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC.  As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank.  Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM.  As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”).  Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance.  They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance.  They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures.  There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC.  Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee.  The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest.  For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue.  GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews.  To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue.  In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions.  If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected  clients, or (ii) in accordance with the standard guidelines.  If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note:  Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance.  Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC.  At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the  AM organization (but within  Deutsche Bank and its affiliates)  or any entity that identifies itself as an AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner;  (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report.  If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients.  These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report.  Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee.  In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members.  The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote.  The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.           Investment Companies and Affiliated Public Companies

Investment Companies.  As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.           Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

•	Code of Business Conduct and Ethics - DB Group;
•	Conflicts of Interest Policy - DB Group;
•	Information Sharing Procedures – DeAM;
•	Code of Ethics - DeAM; and
•	Code of Professional Conduct - US.

The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.           RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

■	AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

■	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

–	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

–	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

–	Analyst worksheets created for stock option plan and share increase analyses.

–	Proxy Edge print-screen of actual vote election.

■
AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

■
The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

■
With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30.  AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

–	The name of the issuer of the portfolio security;

–	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

–	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

–	The shareholder meeting date;

–	A brief identification of the matter voted on;

–	Whether the matter was proposed by the issuer or by a security holder;

–	Whether the company cast its vote on the matter;

–	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

–	Whether the company cast its vote for or against management.

Note:  This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable Records Management Policy - US.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up.  At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.           THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

1
For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

2
The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair.  AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

3
As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

4
The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote.  Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended April 2012

[GRAPHIC OMITTED]

Table of contents

I	Board Of Directors And Executives

A	Election Of Directors

B	Classified Boards Of Directors

C	Board And Committee Independence

D	Liability And Indemnification Of Directors

E	Qualifications Of Directors

F	Removal Of Directors And Filling Of Vacancies

G	Proposals To Fix The Size Of The Board

H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

J	Proposals to Establish Audit Committees

II	Capital Structure

A	Authorization Of Additional Shares

B	Authorization Of “Blank Check” Preferred Stock

C	Stock Splits/Reverse Stock Splits

D	Dual Class/Supervoting Stock

E	Large Block Issuance

F	Recapitalization Into A Single Class Of Stock

G	Share Repurchases

H	Reductions In Par Value

III	Corporate Governance Issues

A	Confidential Voting

B	Cumulative Voting

C	Supermajority Voting Requirements

D	Shareholder Right To Vote

IV	Compensation

A	Establishment of a Remuneration Committee

B	Executive And Director Stock Option Plans

C	Employee Stock Option/Purchase Plans

D	Golden Parachutes

E	Proposals To Limit Benefits Or Executive Compensation

F	Option Expensing

G	Management board election and motion

H	Remuneration (variable pay)

I	Long-term incentive plans

J	Shareholder Proposals Concerning “Pay For Superior Performance”

K	Executive Compensation Advisory

L	Advisory Votes on Executive Compensation

M	Frequency of Advisory Vote on Executive Compensation

V	Anti-Takeover Related Issues

A	Shareholder Rights Plans (“Poison Pills”)

B	Reincorporation

C	Fair-Price Proposals

D	Exemption From State Takeover Laws

E	Non-Financial Effects Of Takeover Bids

VI	Mergers & Acquisitions

VII	Environmental, Social & Governance Issues

A	Principles for Responsible Investment (“PRI”)

B	ESG Issues

C	Labor & Human Rights

D	Diversity & Equality

E	Health & Safety

F	Government/Military

G	Tobacco

VIII	Miscellaneous Items

A	Ratification Of Auditors

B	Limitation Of Non-Audit Services Provided By Independent Auditor

C	Audit Firm Rotation

D	Transaction Of Other Business

E	Motions To Adjourn The Meeting

F	Bundled Proposals

G	Change Of Company Name

H	Proposals Related To The Annual Meeting

I	Reimbursement Of Expenses Incurred From Candidate Nomination

J	Investment Company Proxies

K	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies.  As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.           Board of Directors and Executives

A.           Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.           Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.           Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.  However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.           Liability and Indemnification of Directors

AM policy is to vote “for” management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.           Qualifications of Directors

AM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.           Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause.  Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.           Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.           Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale:  Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.           Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale:  We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.           Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.           Capital Structure

A.           Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.           Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.
“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.           Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see Section II.A, above).

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.           Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.           Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.           Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/or management if there is no adverse effect on shareholders.

G.           Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.           Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility).

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.           Corporate Governance Issues

A.           Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders.  This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.           Cumulative Voting (For U.S. Securities)

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” management proposals to eliminate it.  The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,

b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.           Supermajority Voting Requirements

AM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.           Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

IV.           Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval.  These plans typically award cash to executives based on company performance.  Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive.  If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.           Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale:  Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay.  It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.           Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

(1)
The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars).

(2)
The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.           Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.           Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.           Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.           Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.            Management board election and motion (For FFT Securities)

AM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;

•	the election of supervisory board members with too many supervisory board mandates;

•	“automatic” election of former board members into the supervisory board.

Rationale:  Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.           Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale:  Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale:  It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.           Long-term incentive plans (For FFT Securities)

AM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;

•	establish challenging performance criteria to reward only above average performance;

•	measure performance by total shareholder return in relation to the market or a range of comparable companies;

•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

•	do not allow a repricing of the exercise price in stock option plans.

J.           Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive  compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.           Executive Compensation Advisory

AM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

L.           Advisory Votes on Executive Compensation

AM policy is to evaluate Executive Compensation proposals on a case-by-case basis, where locally defined this may be done by incorporating the recommendation of an independent third party proxy research firm. AM will oppose Advisory Votes on Executive Compensation if:

•	there is a significant misalignment between CEO pay and company performance;

•	the company maintains significant problematic pay practices;

•	the board exhibits a significant level of poor communication and responsiveness to shareholders.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to take action on this nonbinding proposal if excessive compensation practices exist.

M.           Frequency of Advisory Vote on Executive Compensation

AM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Rationale: AM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.           Anti-Takeover Related Issues

A.           Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.           Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis.  The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.           Fair-Price Proposals

AM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.           Exemption from state takeover laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.           Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.           Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s Policies and Procedures.

VII.           Environmental, Social & Governance Issues

Environmental, social and governance issues (“ESG”) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted.  Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.           Principles for Responsible Investment

AM policy is to actively engage with companies on ESG issues and participate in ESG   initiatives. In this context, AM (a) votes “for  increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case by case basis, will generally follow management's recommended vote on other matters related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

B.           ESG Issues

AM policy is to vote in line with the CERES recommendation on Environmental matters covered under the CERES Principles, and Social and Sustainability issues not specifically addressed elsewhere in the Guidelines. AM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS's predetermined voting guidelines on CERES Principles.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically or via other electronic means.  In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: Deutsche Asset Management supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

C.           Labor & Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

D.           Diversity & Equality

1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.           Health & Safety

1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F.           Government/Military

1.
AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

G.           Tobacco

1.
AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.           Miscellaneous Items

A.           Ratification of Auditors

AM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.           Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.           Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.           Transaction of Other Business

AM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.           Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.           Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.           Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.           Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.           Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.           Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered boards of closed-end investment companies, although AM generally votes “against” staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.           International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany.  Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

The Fund is managed by a team of investment professionals employed by the Investment Manager and the Investment Advisor, who collaborate to develop and implement the Fund’s investment strategy.

The Investment Advisor’s portfolio managers make recommendations to the Investment Manager’s portfolio managers with respect to the Fund’s investments; the Investment Manager’s portfolio managers determine which securities are suitable for the Fund’s investment. Upon instructions given by the Investment Manager’s portfolio managers as to which securities are suitable for investment, the Investment Advisor’s portfolio managers transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on the Fund’s behalf.

The names of the persons primarily responsible for the day-to-day management of the Fund’s portfolio and their business experience during at least the past five years are set forth below.  Odeniyaz Dzhaparov replaced Robert Kalin as one of the portfolio managers responsible for the day-to-day management of the Fund as of December 1, 2012.

Rainer Vermehren, Director
•	Joined Deutsche Asset Management in 1997 and the Fund in 2010.

•	Portfolio manager for Emerging Markets Equity and Germany Funds; CIO DIMA Branch: Frankfurt.

•	Previously served as assistant to fund manager in Latin American equities at Morgan Stanley, New York from 1994 to 1996.

•	BA, Towson University; MBA, Fordham University.

Odeniyaz Dzhaparov, Director
•	Joined Deutsche Asset Management in 2006 and the Fund in 2012.

•
Prior to that; served as a fund manager for Eastern European Equities at both   Griffin Capital Management and at Warburg Invest; served as a consultant for Eastern European Projects at Belgian Bankers Academy; and served in International Operations at Central Bank of Turkmenistan.

•	BSc of Economics from Ural State University; Master’s Degree in Banking and Finance from University of Antwerp.

Compensation of Portfolio Managers
Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay, which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG. Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards.  Variable pay comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase.  The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases.  All variable pay delivered via a long-term incentive award is subject to clawback.
To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:
•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•
Other factors (e.g. teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers
The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.   This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Rainer Vermehren	$1 - $10,000	$1 - $10,000
Odeniyaz Dzhaparov	-	-

Conflicts of Interest
In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager.  Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets.  For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed.  The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	3	$909,800,000	-	-
Odeniyaz Dzhaparov	-	-	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	-	-	-	-
Odeniyaz Dzhaparov	9	$1,671,700,000	1	$679,800,000

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	-	-	-	-
Odeniyaz Dzhaparov	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds.  The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on  the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•
Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team.  Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor.  In addition, purchases or sales of the same security may be made for two or more clients on the same day.  In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology.  In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund.  Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages.  The Advisor will not determine allocations based on whether it receives a performance-based fee from the client.   Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•
The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
November 1 through November 30	17,369	$32.76	17,369	478,113
December 1 through December 31	17,303	$30.31	17,303	460,810
January 1 through January 31	15,924	$30.59	15,924	444,886
February 1 through February 28	17,708	$34.40	17,708	427,178
March 1 through March 31	6,844	$35.12	6,844	420,334
April 1 through April 30	104,700	$32.95	104,700	315,634
May 1 through May 31	106,345	$29.42	106,345	209,289
June 1 through June 30	11,544	$29.14	11,544	197,745
July 1 through July 31	7,354	$30.85	7,354	190,391
August 1 through August 31	46,827	$31.78	46,827	653,173
September 1 through September 30	77,330	$33.77	77,330	575,843
October 1 through October 31	101,396	$33.80	101,396	474,447
Total	530,644	$32.22	530,644

On July 18, 2011 the Fund announced that its Board of Directors has authorized the extension of the repurchase program permitting the Fund to repurchase of up to 700,000 shares during the period August 1, 2011- July 31, 2012.

On July 18, 2012 the Fund announced that its Board of Directors has authorized the extension of the repurchase program permitting the Fund to repurchase of up to 700,000 shares during the period August 1, 2012- July 31, 2013.

On July 18, 2012, the Fund announced that its Board of Directors has approved a series of up to four consecutive, semi-annual tender offers each up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value (NAV). Under the Fund's Discount Management Program, the Fund is required to conduct a tender offer if its shares trade at an average discount to net asset value of more than 10% during the applicable twelve-week measurement period. The first measurement period commenced on September 10, 2012 and expired on November 30, 2012. During the first measurement period, the Fund's shares traded at an average discount to NAV of 10.18%. Therefore the Fund will conduct a tender offer for up to 5% of its outstanding shares at the price equal to 98% of NAV. The tender is expected to commence on or about February 4, 2013.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board.  The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws.  Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Central Europe and Russia Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2012